UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2019

WESTERN ASSET

SMASh SERIES C FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series C Fund for the twelve-month reporting period ended February 28, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2019

II	Western Asset SMASh Series C Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund invests in a portfolio of debt obligations of various maturities.

Under normal market conditions, the Fund expects to invest primarily in corporate obligations and in derivatives and other instruments relating to such investments. The Fund currently limits its investments to U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) debt obligations. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (“formerly known as Western Asset Management Company”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the reporting period?

A. Fixed income markets generally posted positive results over the twelve months ended February 28, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)ii, concerns over a global trade war, geopolitical issues and a partial shutdown of the U.S. government.

Short-term U.S. Treasury yields moved higher, whereas long-term U.S. Treasury yields declined and the yield curveiii flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.25% and ended the period at 2.52%. The low for the period was

Western Asset SMASh Series C Fund 2019 Annual Report	1

Fund overview (cont’d)

2.22% on March 1, 2018 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.87% and ended the period at 2.73%. The low for the period of 2.56% occurred on January 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv, returned 3.17% during the reporting period. Comparatively, the Bloomberg Barclays U.S. Credit Indexv returned 2.72% over the same period.

Q. How did you respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to U.S. dollar-denominated investment-grade emerging market debt. In contrast, we reduced the Fund’s exposure to investment-grade corporate bonds.

U.S. Treasury futures and options, Eurodollar futures and interest rate swaps were used to manage duration and yield curve exposure and detracted from performance during the reporting period. Investment-grade index swaps (CDX), which were used to manage the Fund’s investment-grade corporate bond exposure, contributed to results.

Performance review

For the twelve months ended February 28, 2019, Western Asset SMASh Series C Fund returned 1.92%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 2.72% for the same period.

Performance Snapshot as of February 28, 2019 (unaudited)
	6 months	12 months
Western Asset SMASh Series C Fund	1.59%	1.92%
Bloomberg Barclays U.S. Credit Index	2.05%	2.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or

2	Western Asset SMASh Series C Fund 2019 Annual Report

subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 29, 2018, the gross total annual fund operating expense ratio for the Fund was 0.04%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2020, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its allocation to emerging market debt. After a difficult stretch during the first ten months of the period, the asset class rallied sharply over the first two months of 2019. This turnaround was driven by a number of factors, including the Fed announcing a pause in its rate hike cycle, positive U.S./China trade developments and strong investor demand.

Allocations to investment-grade corporate bonds were also positive for performance during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration positioning. Yield curve positioning was also negative for returns.

Thank you for your investment in Western Asset SMASh Series C Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 20, 2019

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately

Western Asset SMASh Series C Fund 2019 Annual Report	3

Fund overview (cont’d)

increase losses, and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2019 were: Financials (17.2%), Sovereign Bonds (17.0%), Utilities (10.1%), Health Care (9.6%) and Energy (9.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

4	Western Asset SMASh Series C Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2019 and February 28, 2018 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

‡	Represents less than 0.1%.

Western Asset SMASh Series C Fund 2019 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2018 and held for the six months ended February 28, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
1.59%	$1,000.00	$1,015.90	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

6	Western Asset SMASh Series C Fund 2019 Annual Report

[1]	For the six months ended February 28, 2019.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series C Fund 2019 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/19	1.92%
Five Years Ended 2/28/19	4.30
Ten Years Ended 2/28/19	7.37

Cumulative total returns[1]
2/28/09 through 2/28/19	103.57%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series C Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series C Fund vs. Bloomberg Barclays U.S. Credit Index† — February 2009 - February 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series C Fund on February 28, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series C Fund 2019 Annual Report	9

Spread duration (unaudited)

Economic exposure — February 28, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Credit Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA SMASh C	— Western Asset SMASh Series C Fund

10	Western Asset SMASh Series C Fund 2019 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Credit Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA SMASh C	— Western Asset SMASh Series C Fund

Western Asset SMASh Series C Fund 2019 Annual Report	11

Schedule of investments

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 67.3%
Communication Services — 4.6%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Senior Notes	3.400%	5/15/25	$2,270,000	$2,215,894
AT&T Inc., Senior Notes	5.350%	9/1/40	150,000	150,772
AT&T Inc., Senior Notes	4.350%	6/15/45	500,000	436,276
AT&T Inc., Senior Notes	4.750%	5/15/46	1,000,000	929,900
AT&T Inc., Senior Notes	4.550%	3/9/49	1,554,000	1,392,694
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	300,000	280,652	(a)
Telefonica Emisiones SAU, Senior Notes	5.213%	3/8/47	1,150,000	1,103,200
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	370,000	379,350
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	518,000	536,862
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	780,000	795,734
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	450,000	451,476
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	1,320,000	1,438,905
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	60,000	66,784
Total Diversified Telecommunication Services				10,178,499
Media — 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	300,000	301,469
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	120,000	123,171
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	600,000	622,493
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	967,410
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	330,000	353,786
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	4,870,000	4,705,099
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	400,000	430,803
Comcast Corp., Senior Notes	3.950%	10/15/25	2,320,000	2,392,369
Comcast Corp., Senior Notes	4.150%	10/15/28	4,220,000	4,362,481
Comcast Corp., Senior Notes	4.250%	10/15/30	6,000,000	6,217,039
Comcast Corp., Senior Notes	4.700%	10/15/48	1,940,000	2,021,317
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,720,000	1,928,370
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	1,310,000	1,295,946
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	47,406
Warner Media LLC, Senior Notes	6.250%	3/29/41	410,000	453,200
Total Media				26,222,359

See Notes to Financial Statements.

12	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.7%
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	$180,000	$177,853	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	2,610,000	2,586,681
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	4,045,000	3,860,851
Total Wireless Telecommunication Services				6,625,385
Total Communication Services				43,026,243
Consumer Discretionary — 0.8%
Automobiles — 0.3%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	90,000	87,436	(a)
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	300,000	296,008
General Motors Co., Senior Notes	5.150%	4/1/38	220,000	198,036
General Motors Co., Senior Notes	6.250%	10/2/43	1,000,000	990,012
General Motors Co., Senior Notes	5.200%	4/1/45	1,000,000	872,787
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	180,000	177,063
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	260,000	246,887
Total Automobiles				2,868,229
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	940,000	946,887
McDonald’s Corp., Senior Notes	3.500%	3/1/27	350,000	346,003
McDonald’s Corp., Senior Notes	3.800%	4/1/28	150,000	149,971
Sands China Ltd., Senior Notes	4.600%	8/8/23	310,000	314,838
Sands China Ltd., Senior Notes	5.125%	8/8/25	500,000	511,890
Total Hotels, Restaurants & Leisure				2,269,589
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.850%	4/1/23	1,310,000	1,297,159
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	500,000	493,624
Amazon.com Inc., Senior Notes	3.875%	8/22/37	510,000	509,034
Amazon.com Inc., Senior Notes	4.050%	8/22/47	500,000	501,615
Total Internet & Direct Marketing Retail				1,504,273
Total Consumer Discretionary				7,939,250
Consumer Staples — 6.9%
Beverages — 2.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	1,640,000	1,622,772	(a)
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	140,000	134,541	(a)
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	533,000	530,702
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	3,810,000	3,835,375

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	13

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	$14,004,000	$14,161,021
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,660,000	1,650,727
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	420,000	439,318
PepsiCo Inc., Senior Notes	4.000%	3/5/42	1,010,000	1,004,381
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	640,000	658,640	(a)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	1,100,000	1,189,071	(a)
Total Beverages				25,226,548
Food & Staples Retailing — 0.5%
Kroger Co., Senior Notes	2.650%	10/15/26	500,000	450,975
Walmart Inc., Senior Notes	3.700%	6/26/28	3,050,000	3,129,290
Walmart Inc., Senior Notes	4.300%	4/22/44	753,000	788,116
Total Food & Staples Retailing				4,368,381
Food Products — 0.4%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	460,000	467,828	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	1,350,000	1,338,293
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	940,000	891,990
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	470,000	427,239
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	860,000	801,441
Total Food Products				3,926,791
Tobacco — 3.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	950,000	974,148
Altria Group Inc., Senior Notes	3.490%	2/14/22	220,000	221,697
Altria Group Inc., Senior Notes	3.800%	2/14/24	320,000	321,304
Altria Group Inc., Senior Notes	4.400%	2/14/26	240,000	242,460
Altria Group Inc., Senior Notes	4.800%	2/14/29	650,000	650,215
BAT Capital Corp., Senior Notes	2.764%	8/15/22	6,990,000	6,813,292
BAT Capital Corp., Senior Notes	3.557%	8/15/27	17,250,000	15,826,031
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,000,000	808,771
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	370,000	362,597
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	930,000	910,757
Reynolds American Inc., Senior Notes	3.250%	6/12/20	431,000	430,840
Reynolds American Inc., Senior Notes	5.850%	8/15/45	4,150,000	3,960,118
Total Tobacco				31,522,230
Total Consumer Staples				65,043,950
Energy — 9.1%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.800%	11/15/25	1,450,000	1,458,322

See Notes to Financial Statements.

14	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — 8.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	$600,000	$730,530
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	2,640,000	2,826,658
Apache Corp., Senior Notes	4.375%	10/15/28	800,000	787,242
Apache Corp., Senior Notes	5.100%	9/1/40	2,000,000	1,912,735
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	500,000	509,988
Chevron Corp., Senior Notes	2.954%	5/16/26	3,440,000	3,386,761
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	850,000	819,968
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	5,500,000	5,452,304
Concho Resources Inc., Senior Notes	3.750%	10/1/27	1,180,000	1,145,889
Concho Resources Inc., Senior Notes	4.300%	8/15/28	390,000	392,990
ConocoPhillips, Senior Notes	6.500%	2/1/39	120,000	157,181
Continental Resources Inc., Senior Notes	3.800%	6/1/24	100,000	98,882
Continental Resources Inc., Senior Notes	4.375%	1/15/28	400,000	399,097
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,450,000	1,602,906
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,500,000	1,626,579
Ecopetrol SA, Senior Notes	5.875%	5/28/45	10,050,000	10,171,103
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	110,000	112,248
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	1,410,000	1,448,764
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,250,000	5,460,102
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	620,000	615,767
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	2,060,000	2,147,715
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	5,000,000	5,403,960	(a)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	170,000	171,135
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	1,000,000	1,012,005
MPLX LP, Senior Notes	4.800%	2/15/29	200,000	205,040
MPLX LP, Senior Notes	5.500%	2/15/49	400,000	409,502
Noble Energy Inc., Senior Notes	4.950%	8/15/47	480,000	449,846
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,500,000	1,503,706
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,300,000	2,238,703
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	950,000	974,045
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,160,000	3,097,536
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	450,000	451,599
Pertamina Persero PT, Senior Notes	5.625%	5/20/43	4,500,000	4,547,205	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,000,000	3,186,750
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,000,000	2,966,700
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,280,000	2,251,500	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,307,000	1,189,370

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	15

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	$1,100,000	$927,850
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	500,000	504,385	(a)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,000,000	1,071,795
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,500,000	1,579,901
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	2,010,000	2,080,635	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	4,360,000	5,347,427
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	210,000	214,446
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	95,000	104,473
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	280,000	377,094
Total Oil, Gas & Consumable Fuels				84,072,017
Total Energy				85,530,339
Financials — 17.2%
Banks — 14.3%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	1,850,000	1,887,794	(a)
ABN AMRO Bank NV, Subordinated Notes	4.800%	4/18/26	3,200,000	3,283,939	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	1,400,000	1,392,224
Bank of America Corp., Senior Notes	5.000%	1/21/44	2,910,000	3,184,340
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,599,000	1,544,267	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,000,000	979,698	(b)
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,010,000	1,029,846
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	100,000	95,647	(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	300,000	323,876
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	1,014,573	(b)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	890,000	896,161	(a)
BNP Paribas SA, Subordinated Notes	4.375%	5/12/26	2,000,000	1,979,086	(a)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	11,200,000	11,185,096	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,500,000	2,567,616	(a)
BPCE SA, Subordinated Notes	4.875%	4/1/26	3,300,000	3,318,795	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	190,000	276,130
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	3,300,000	3,359,405
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,630,000	1,763,221
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	3,840,000	3,859,205
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	363,000	385,123
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	670,000	658,463

See Notes to Financial Statements.

16	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank UA, Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	$345,000	$354,056	(a)(b)(c)
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	330,000	335,416	(a)
Cooperatieve Rabobank UA, Senior Notes	3.950%	11/9/22	600,000	605,472
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	2,520,000	2,599,734
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,750,000	2,796,192
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	3,500,000	3,386,932
Cooperatieve Rabobank UA, Senior Notes	5.250%	8/4/45	800,000	864,037
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	670,000	690,100	(a)(b)(c)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	330,000	338,707
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,810,000	1,806,986	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,810,000	1,783,484	(b)(c)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	6,020,000	6,050,904
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	2,530,000	2,580,118
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	3,390,000	3,372,028
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	1,200,000	1,231,472	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	870,000	882,110
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,000,000	1,008,706
ING Bank NV, Senior Notes	2.500%	10/1/19	260,000	259,417	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	900,000	855,939	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	270,000	257,812	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,830,000	2,624,520	(a)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	570,000	584,935	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	270,000	283,085	(b)
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,330,000	1,351,830
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	850,000	902,738
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	1,000,000	996,474
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	200,000	199,869
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	2,300,000	2,284,848
Lloyds Banking Group PLC, Subordinated Notes	4.582%	12/10/25	467,000	461,722
Morgan Stanley, Senior Notes (3.737% to 4/24/23 then 3 mo. USD LIBOR + 0.847%)	3.737%	4/24/24	3,980,000	4,010,796	(b)
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	201,163	(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	17

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	$640,000	$675,968
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,130,000	2,236,887
Santander UK Group Holdings PLC, Senior Notes	2.875%	8/5/21	5,000,000	4,924,940
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,375,000	1,358,244	(a)
Santander UK PLC, Senior Notes	2.375%	3/16/20	230,000	228,760
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,100,000	1,179,056	(a)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	2,080,000	2,076,204	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	2,870,000	2,922,969	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	17,310,000	17,586,934	(a)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	780,000	781,489
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	403,678
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,000,000	2,039,214
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	590,000	643,160
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,590,000	1,584,939
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	3,780,000	3,883,604
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	990,000	953,267
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	380,000	409,999
Total Banks				134,835,419
Capital Markets — 1.8%
Credit Suisse AG, Senior Notes	3.625%	9/9/24	550,000	550,439
Credit Suisse Group AG, Senior Notes	4.282%	1/9/28	6,800,000	6,782,268	(a)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,140,000	3,233,507
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	340,000	345,377
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	1,000,000	1,004,062	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,330,000	1,337,519
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,540,000	1,833,102
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,010,000	1,018,222
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	500,000	493,377	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	4/4/19	320,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	465,000	0	*(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	180,000	0	*(e)(f)(g)(h)
Total Capital Markets				16,597,873

See Notes to Financial Statements.

18	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 0.6%
Blackstone Holdings Finance Co., LLC, Senior Notes	5.000%	6/15/44	$500,000	$502,828	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	400,000	385,341	(a)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,500,000	2,815,068
Voya Financial Inc., Senior Notes	5.700%	7/15/43	1,440,000	1,587,470
Total Diversified Financial Services				5,290,707
Insurance — 0.5%
American International Group Inc., Senior Notes	4.500%	7/16/44	600,000	550,432
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	3,300,000	2,616,511
MetLife Inc., Senior Notes	4.050%	3/1/45	500,000	472,542
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	150,000	149,261	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	900,000	961,576	(a)
Total Insurance				4,750,322
Total Financials				161,474,321
Health Care — 9.6%
Biotechnology — 2.1%
AbbVie Inc., Senior Notes	3.600%	5/14/25	1,080,000	1,062,731
Amgen Inc., Senior Notes	3.625%	5/22/24	1,410,000	1,432,066
Celgene Corp., Senior Notes	3.550%	8/15/22	1,540,000	1,548,440
Celgene Corp., Senior Notes	3.875%	8/15/25	1,800,000	1,806,226
Celgene Corp., Senior Notes	4.625%	5/15/44	300,000	280,484
Celgene Corp., Senior Notes	5.000%	8/15/45	2,290,000	2,262,954
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	300,000	305,911
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	7,800,000	7,791,739
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	400,000	401,836
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,700,000	2,712,865
Total Biotechnology				19,605,252
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	2,562,000	2,600,523
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,660,000	2,865,697
Abbott Laboratories, Senior Notes	4.900%	11/30/46	6,910,000	7,564,201
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	7,080,000	6,975,663
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	88,000	88,165
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	520,000	509,931
Medtronic Inc., Senior Notes	3.500%	3/15/25	700,000	711,725
Total Health Care Equipment & Supplies				21,315,905

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	19

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 4.0%
Anthem Inc., Senior Notes	3.650%	12/1/27	$9,000,000	$8,860,756
Cigna Corp., Senior Notes	3.750%	7/15/23	970,000	982,733	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	280,000	284,715	(a)
Cigna Corp., Senior Notes	4.375%	10/15/28	700,000	710,489	(a)
CVS Health Corp., Senior Notes	3.350%	3/9/21	300,000	301,018
CVS Health Corp., Senior Notes	3.700%	3/9/23	8,000,000	8,046,599
CVS Health Corp., Senior Notes	4.300%	3/25/28	2,000,000	2,003,015
CVS Health Corp., Senior Notes	5.125%	7/20/45	4,030,000	3,987,348
Humana Inc., Senior Notes	3.150%	12/1/22	170,000	169,487
Humana Inc., Senior Notes	3.950%	3/15/27	3,140,000	3,102,531
Humana Inc., Senior Notes	4.950%	10/1/44	2,470,000	2,541,997
Humana Inc., Senior Notes	4.800%	3/15/47	2,000,000	2,041,252
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	832,000	844,470
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	2,500,000	2,488,181
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,140,000	1,241,347
Total Health Care Providers & Services				37,605,938
Pharmaceuticals — 1.2%
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	2,430,000	2,402,820
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	910,000	850,036
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	70,000	64,707
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	720,000	705,893
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,870,000	1,824,561
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	2,110,000	2,006,178
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,430,000	1,295,610
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	2,071,784
Total Pharmaceuticals				11,221,589
Total Health Care				89,748,684
Industrials — 4.1%
Aerospace & Defense — 1.7%
Boeing Co., Senior Notes	2.500%	3/1/25	500,000	484,041
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	880,000	881,296
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	5,000,000	5,258,705
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	4,810,000	4,668,238
United Technologies Corp., Senior Notes	3.950%	8/16/25	1,360,000	1,388,519
United Technologies Corp., Senior Notes	4.125%	11/16/28	3,330,000	3,383,946
Total Aerospace & Defense				16,064,745
Commercial Services & Supplies — 0.0%
Republic Services, Inc., Senior Notes	4.750%	5/15/23	300,000	315,942

See Notes to Financial Statements.

20	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	$2,270,000	$2,243,075
Industrial Conglomerates — 0.6%
General Electric Co., Senior Notes	5.500%	1/8/20	60,000	61,190
General Electric Co., Senior Notes	5.875%	1/14/38	3,180,000	3,343,845
General Electric Co., Senior Notes	6.875%	1/10/39	1,740,000	2,018,271
General Electric Co., Subordinated Notes	5.300%	2/11/21	144,000	148,205
Total Industrial Conglomerates				5,571,511
Road & Rail — 0.8%
Norfolk Southern Corp., Senior Notes	3.850%	1/15/24	250,000	255,834
Union Pacific Corp., Senior Notes	3.750%	7/15/25	860,000	878,731
Union Pacific Corp., Senior Notes	3.950%	9/10/28	3,110,000	3,182,336
Union Pacific Corp., Senior Notes	4.500%	9/10/48	3,270,000	3,288,156
Total Road & Rail				7,605,057
Transportation Infrastructure — 0.8%
DP World PLC, Senior Notes	5.625%	9/25/48	7,000,000	7,073,171	(a)
Total Industrials				38,873,501
Information Technology — 0.9%
Communications Equipment — 0.1%
Harris Corp., Senior Notes	5.054%	4/27/45	1,090,000	1,160,521
IT Services — 0.2%
Visa Inc., Senior Notes	4.300%	12/14/45	1,460,000	1,534,314
Software — 0.0%
Microsoft Corp., Senior Notes	3.300%	2/6/27	410,000	412,433
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	2.450%	8/4/26	1,700,000	1,615,241
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	4,020,000	4,018,630	(a)
Total Technology Hardware, Storage & Peripherals				5,633,871
Total Information Technology				8,741,139
Materials — 3.7%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	720,000	715,941	(a)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	700,000	698,369	(a)
Total Chemicals				1,414,310
Metals & Mining — 3.6%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	280,000	272,464	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	4,200,000	3,961,929	(a)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	7,000,000	7,331,404

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	21

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	$1,000,000	$1,097,417
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,000,000	1,109,437
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year ICE Swap Rate + 5.093%)	6.750%	10/19/75	4,950,000	5,437,204	(a)(b)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,450,000	1,455,437
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	50,000	49,563
Glencore Finance Canada Ltd., Senior Notes	4.950%	11/15/21	490,000	506,349	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	130,000	128,802	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	9,380,000	9,320,917
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,639,000	2,896,830
Total Metals & Mining				33,567,753
Total Materials				34,982,063
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,910,000	1,914,924	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	400,000	409,534	(a)
Total Real Estate				2,324,458
Utilities — 10.1%
Electric Utilities — 10.1%
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	9,960,000	9,876,061
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	18,093,000	23,348,784
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	13,220,000	13,661,273
Pacific Gas & Electric Co., Senior Notes	3.500%	10/1/20	60,000	52,800	(d)
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	8,450,000	7,013,500	(d)
Pacific Gas & Electric Co., Senior Notes	4.250%	3/15/46	1,600,000	1,276,000	(d)
Perusahaan Listrik Negara PT, Senior Notes	5.450%	5/21/28	17,710,000	18,527,218	(a)
Perusahaan Listrik Negara PT, Senior Notes	6.150%	5/21/48	19,750,000	21,099,663	(a)
Total Utilities				94,855,299
Total Corporate Bonds & Notes (Cost — $636,995,896)				632,539,247
Sovereign Bonds — 17.0%
Brazil — 0.4%
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	3,610,000	3,296,381
Colombia — 1.4%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	12,540,000	13,511,850
Indonesia — 4.8%
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	2,260,000	2,240,774	(i)
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	2,300,000	2,280,434	(a)

See Notes to Financial Statements.

22	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	$2,000,000	$2,015,100	(a)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	41,000,000	38,983,784
Total Indonesia				45,520,092
Kazakhstan — 0.5%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	4,290,000	4,515,748	(a)
Mexico — 5.4%
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	53,270,000	50,633,668
Panama — 0.8%
Panama Government International Bond, Senior Notes	4.500%	5/15/47	7,500,000	7,640,625
Peru — 1.0%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	520,000	679,120
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	7,040,000	8,641,600
Total Peru				9,320,720
Poland — 0.8%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	7,510,000	7,807,584
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	4,200,000	4,537,798	(i)
United Arab Emirates — 0.9%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	8,000,000	7,949,080	(a)
Uruguay — 0.5%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	3,000,000	3,065,250
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	2,000,000	2,061,500
Total Uruguay				5,126,750
Total Sovereign Bonds (Cost — $162,904,025)				159,860,296
Asset-Backed Securities — 5.1%
Ballyrock CLO Ltd., 2018-1A, A1 (3 mo. USD LIBOR + 1.000%)	3.761%	4/20/31	2,530,000	2,489,715	(a)(b)
BlueMountain CLO Ltd., 2015-1A, A1R (3 mo. USD LIBOR + 1.330%)	4.127%	4/13/27	3,000,000	3,001,776	(a)(b)
BlueMountain CLO Ltd., 2015-3A, A1R (3 mo. USD LIBOR + 1.000%)	3.761%	4/20/31	3,000,000	2,955,213	(a)(b)
Carlyle Global Market Strategies Ltd., 2013-4A, CRR (3 mo. USD LIBOR + 1.750%)	4.537%	1/15/31	500,000	482,320	(a)(b)
Carlyle Global Market Strategies Ltd., 2017-1A, A1A (3 mo. USD LIBOR + 1.300%)	4.061%	4/20/31	1,750,000	1,748,224	(a)(b)
Carlyle US CLO Ltd., 2017-2A, A1B (3 mo. USD LIBOR + 1.220%)	3.981%	7/20/31	1,500,000	1,493,043	(a)(b)
Catskill Park CLO Ltd., 2017-1A, A2 (3 mo. USD LIBOR + 1.700%)	4.461%	4/20/29	3,000,000	2,991,612	(a)(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	23

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CIFC Funding Ltd., 2017-1A, A (3 mo. USD LIBOR + 1.360%)	4.121%	4/23/29	$3,500,000	$3,500,766	(a)(b)
CVP CLO Ltd., 2017-2A, A (3 mo. USD LIBOR + 1.190%)	3.951%	1/20/31	2,250,000	2,238,226	(a)(b)
Galaxy CLO Ltd., 2013-15A, BR (3 mo. USD LIBOR + 1.600%)	4.387%	10/15/30	2,500,000	2,454,637	(a)(b)
Halcyon Loan Advisors Funding Ltd., 2015-2A, AR (3 mo. USD LIBOR + 1.080%)	3.851%	7/25/27	3,120,000	3,104,007	(a)(b)
Jamestown CLO IV Ltd., 2014-4A, A2R (3 mo. USD LIBOR + 1.350%)	4.137%	7/15/26	2,000,000	1,984,818	(a)(b)
KKR Financial CLO Ltd., 18, A (3 mo. USD LIBOR + 1.270%)	4.050%	7/18/30	2,750,000	2,740,281	(a)(b)
Magnetite IX CLO Ltd., 2014-9A, A1R (3 mo. USD LIBOR + 1.000%)	3.771%	7/25/26	2,455,156	2,454,741	(a)(b)
TCI-Symphony CLO Ltd., 2016-1A, BR (3 mo. USD LIBOR + 1.650%)	4.447%	10/13/29	2,500,000	2,486,670	(a)(b)
TCW CLO AMR Ltd., 2019-1A, A (3 mo. USD LIBOR + 1.440%, 0.000% floor)	0.000%	2/15/29	3,680,000	3,680,000	(a)(b)
Tryon Park CLO Ltd., 2013-1A, A1SR (3 mo. USD LIBOR + 0.890%)	3.677%	4/15/29	1,750,000	1,730,036	(a)(b)
Voya CLO Ltd., 2017-2A, A2A (3 mo. USD LIBOR + 1.710%)	4.497%	6/7/30	3,000,000	2,993,136	(a)(b)
Whitehorse XII Ltd., 2018-12A, A (3 mo. USD LIBOR + 1.25%)	3.676%	10/15/31	3,250,000	3,232,518	(a)(b)
Total Asset-Backed Securities (Cost — $48,023,164)				47,761,739
U.S. Government & Agency Obligations — 0.3%
U.S. Government Obligations — 0.3%
U.S. Treasury Bonds	3.000%	8/15/48	140,000	137,599
U.S. Treasury Bonds	3.375%	11/15/48	260,000	274,884
U.S. Treasury Notes	2.500%	2/15/22	50,000	50,025
U.S. Treasury Notes	2.625%	2/15/29	2,740,000	2,719,504
Total U.S. Government & Agency Obligations (Cost — $3,196,978)				3,182,012
Total Investments before Short-Term Investments (Cost — $851,120,063)				843,343,294

			Shares
Short-Term Investments — 7.4%
BNY Mellon Cash Reserve Fund (Cost — $69,365,719)	0.850%		69,365,719	69,365,719
Total Investments — 97.1% (Cost — $920,485,782)				912,709,013
Other Assets in Excess of Liabilities — 2.9%				27,057,456
Total Net Assets — 100.0%				$939,766,469

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

24	Western Asset SMASh Series C Fund 2019 Annual Report

Western Asset SMASh Series C Fund

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of February 28, 2019.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of February 28, 2019.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

USD	— United States Dollar

At February 28, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	213	6/19	$45,224,176	$45,197,602	$(26,574)

Contracts to Sell:
U.S. Treasury 10-Year Notes	1,951	6/19	$238,247,262	$238,022,000	$225,262
U.S. Treasury 5-Year Notes	166	6/19	19,021,927	19,017,375	4,552
U.S. Treasury Long-Term Bonds	1,634	6/19	237,753,477	236,061,938	1,691,539
U.S. Treasury Ultra Long-Term Bonds	83	6/19	13,453,356	13,246,281	207,075
					2,128,428
Net unrealized appreciation on open futures contracts					$2,101,854

At February 28, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
$59,000,000	1/30/25	1.867% semi-annually	3-Month LIBOR quarterly	—	$2,366,670

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	25

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series C Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.31 Index	$287,710,000	12/20/23	1.000% quarterly	$5,123,540	$4,809,695	$313,845

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

26	Western Asset SMASh Series C Fund 2019 Annual Report

Statement of assets and liabilities

February 28, 2019

Assets:
Investments, at value (Cost — $920,485,782)	$912,709,013
Interest receivable	10,276,841
Deposits with brokers for open futures contracts	6,837,257
Deposits with brokers for centrally cleared swap contracts	6,121,527
Receivable for Fund shares sold	2,824,795
Receivable from broker — variation margin on open futures contracts	1,203,391
Receivable for securities sold	858,844
Receivable from broker — variation margin on centrally cleared swap contracts	139,519
Receivable from investment manager	34,336
Prepaid expenses	30,328
Total Assets	941,035,851

Liabilities:
Payable for securities purchased	724,894
Payable for Fund shares repurchased	437,497
Trustees’ fees payable	2,212
Accrued expenses	104,779
Total Liabilities	1,269,382
Total Net Assets	$939,766,469

Net Assets:
Par value (Note 5)	$1,011
Paid-in capital in excess of par value	972,395,702
Total distributable earnings (loss)	(32,630,244)
Total Net Assets	$939,766,469

Shares Outstanding	101,066,563

Net Asset Value	$9.30

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	27

Statement of operations

For the Year Ended February 28, 2019

Investment Income:
Interest	$37,319,400
Less: Foreign taxes withheld	(67,652)
Total Investment Income	37,251,748

Expenses:
Fund accounting fees	81,178
Registration fees	67,052
Audit and tax fees	47,795
Legal fees	43,691
Trustees’ fees	24,822
Transfer agent fees	23,914
Shareholder reports	21,638
Insurance	10,178
Commitment fees (Note 6)	9,953
Custody fees	9,199
Interest expense	810
Miscellaneous expenses	16,454
Total Expenses	356,684
Less: Fee waivers and/or expense reimbursements (Note 2)	(356,684)
Net Expenses	—
Net Investment Income	37,251,748

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,771,799)
Futures contracts	(17,798,874)
Written options	206,353
Swap contracts	3,530,017
Net Realized Loss	(20,834,303)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,041,180)
Futures contracts	4,829,126
Swap contracts	(398,232)
Change in Net Unrealized Appreciation (Depreciation)	389,714
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(20,444,589)
Increase in Net Assets From Operations	$16,807,159

See Notes to Financial Statements.

28	Western Asset SMASh Series C Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2019	2018

Operations:
Net investment income	$37,251,748	$25,186,720
Net realized gain (loss)	(20,834,303)	11,352,718
Change in net unrealized appreciation (depreciation)	389,714	(8,250,844)
Increase in Net Assets From Operations	16,807,159	28,288,594

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(58,620,658)	(28,663,669)
Decrease in Net Assets From Distributions to Shareholders	(58,620,658)	(28,663,669)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	349,467,972	413,557,798
Cost of shares repurchased	(231,756,297)	(131,829,568)
Increase in Net Assets From Fund Share Transactions	117,711,675	281,728,230
Increase in Net Assets	75,898,176	281,353,155

Net Assets:
Beginning of year	863,868,293	582,515,138
End of year(b)	$939,766,469	$863,868,293

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended February 28, 2018, distributions from net investment income and net realized gains were $26,180,445 and $2,483,224, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended February 28, 2018, end of year net assets included undistributed net investment income of $2,580,959.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2019 Annual Report	29

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2019[1]	2018[1]	2017[1,2]	2016[1,3]	2015[1,3]	2014[1,3]

Net asset value, beginning of year	$9.74	$9.71	$9.74	$9.68	$9.69	$9.48

Income (loss) from operations:
Net investment income	0.39	0.34	0.12	0.36	0.38	0.39
Net realized and unrealized gain (loss)	(0.22)	0.08	(0.03)	0.22	0.04	0.25
Total income from operations	0.17	0.42	0.09	0.58	0.42	0.64

Less distributions from:
Net investment income	(0.43)	(0.35)	(0.12)	(0.36)	(0.35)	(0.42)
Net realized gains	(0.18)	(0.04)	—	(0.16)	(0.08)	(0.01)
Total distributions	(0.61)	(0.39)	(0.12)	(0.52)	(0.43)	(0.43)

Net asset value, end of year	$9.30	$9.74	$9.71	$9.74	$9.68	$9.69
Total return[4]	1.92%	4.29%	1.09%	6.31%	4.37%	6.97%

Net assets, end of year (millions)	$940	$864	$583	$536	$317	$172

Ratios to average net assets:
Gross expenses[5]	0.04%	0.04%	0.05%[6]	0.05%	0.06%	0.12%
Net expenses[7,8]	0.00	0.00	0.00 [6]	0.00	0.00	0.00
Net investment income	4.13	3.49	3.68 [6]	3.78	3.86	4.08

Portfolio turnover rate	23%	21%	13%	26%	37%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]	Annualized.

[7]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset SMASh Series C Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

Western Asset SMASh Series C Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

32	Western Asset SMASh Series C Fund 2019 Annual Report

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$161,474,321	$0	*	$161,474,321
Other corporate bonds & notes	—	471,064,926	—		471,064,926
Sovereign bonds	—	159,860,296	—		159,860,296
Asset-backed securities	—	47,761,739	—		47,761,739
U.S. government & agency obligations	—	3,182,012	—		3,182,012
Total long-term investments	—	843,343,294	0	*	843,343,294
Short-term investments†	—	69,365,719	—		69,365,719
Total investments	—	$912,709,013	$0	*	$912,709,013
Other financial instruments:
Futures contracts	$2,128,428	—	—		$2,128,428
Centrally cleared interest rate swaps	—	$2,366,670	—		2,366,670
Centrally cleared credit default swaps on credit indices — sell protection	—	313,845	—		313,845
Total other financial instruments	$2,128,428	$2,680,515	—		$4,808,943
Total	$2,128,428	$915,389,528	—		$917,517,956

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$26,574	—	—		$26,574

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

Western Asset SMASh Series C Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

34	Western Asset SMASh Series C Fund 2019 Annual Report

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2019, the total notional value of all credit default swaps to sell protection was $287,710,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2019, see Note 4.

Western Asset SMASh Series C Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

36	Western Asset SMASh Series C Fund 2019 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

Western Asset SMASh Series C Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

38	Western Asset SMASh Series C Fund 2019 Annual Report

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset SMASh Series C Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses.

40	Western Asset SMASh Series C Fund 2019 Annual Report

The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended February 28, 2019, fees waived and/or expenses reimbursed amounted to $356,684.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$238,711,723	$5,355,340
Sales	191,311,845	4,018,512

At February 28, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$923,377,497	$9,451,694	$(20,120,178)	$(10,668,484)
Swap contracts	4,809,695	2,680,515	—	2,680,515
Futures contracts	—	2,128,428	(26,574)	2,101,854

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$2,128,428	—	$2,128,428
Centrally cleared swap contracts[3]	2,366,670	$313,845	2,680,515
Total	$4,495,098	$313,845	$4,808,943

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$26,574

Western Asset SMASh Series C Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(139,870)	$(201,320)	$(341,190)
Written options	—	206,353	206,353
Futures contracts	(17,798,874)	—	(17,798,874)
Swap contracts	292,742	3,237,275	3,530,017
Total	$(17,646,002)	$3,242,308	$(14,403,694)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$3,216	—	$3,216
Futures contracts	4,829,126	—	4,829,126
Swap contracts	(1,237,056)	$838,824	(398,232)
Total	$3,595,286	$838,824	$4,434,110

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 28, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$42,993
Written options†	13,680
Futures contracts (to buy)	262,583,550
Futures contracts (to sell)	501,714,257

42	Western Asset SMASh Series C Fund 2019 Annual Report

Average Notional Balance
Interest rate swap contracts	$59,000,000
Credit default swap contracts (to sell protection)	373,823,846

†	At February 28, 2019, there were no open positions held in this derivative.

5. Shares of beneficial interest

At February 28, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights. Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	37,179,099	42,150,133
Shares repurchased	(24,786,633)	(13,441,480)
Net increase	12,392,466	28,708,653

6. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2019, the Fund incurred a commitment fee in the amount of $9,953. The Fund did not utilize the Redemption Facility during the year ended February 28, 2019.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$50,760,817	$26,845,160
Net long-term capital gains	7,859,841	1,818,509
Total distributions paid	$58,620,658	$28,663,669

Western Asset SMASh Series C Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

As of February 28, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,540,253
Deferred capital losses*	(27,110,516)
Other book/tax temporary differences(a)	(2,173,866)
Unrealized appreciation (depreciation)(b)	(5,886,115)
Total accumulated earnings (losses) — net	$(32,630,244)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the accrual of interest income on securities in default.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncements

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

44	Western Asset SMASh Series C Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series C Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series C Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended February 28, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 15, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset SMASh Series C Fund 2019 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series C Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements.

46	Western Asset SMASh Series C Fund

The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset SMASh Series C Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as general bond funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2018 was above the median and its performance for the 10-year period ended June 30, 2018 was at the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest,

48	Western Asset SMASh Series C Fund

brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement is expected to continue through December 2020. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset SMASh Series C Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series C Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

50	Western Asset SMASh Series C Fund

Independent Trustees† cont’d

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Western Asset SMASh Series C Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Senior Managing Director of Legg Mason & Co., LLC

(“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

52	Western Asset SMASh Series C Fund

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset SMASh Series C Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

54	Western Asset SMASh Series C Fund

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series C Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2019:

Record date	6/14/2018	12/17/2018
Payable date	6/15/2018	12/18/2018
Qualified short-term capital gain dividend*	$0.055450	$0.043480
Long-term capital gain dividend	$0.045480	$0.036730

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

56	Western Asset SMASh Series C Fund

Western Asset

SMASh Series C Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series C Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series C Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series C Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010549 4/19 SR19-3592

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2018 and February 28, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $101,478 in February 28, 2018 and $137,417 in February 28, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,707 in February 28, 2018 and $0 in February 28, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,340 in February 28, 2018 and $0 in February 28, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2018 and $0 in February 28, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2018 and February 28, 2019; Tax Fees were 100% and 100% for February 28, 2018 and February 28, 2019; and Other Fees were 100% and 100% for February 28, 2018 and February 28, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $432,645 in February 28, 2018 and $678,000 in February 28, 2019.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
Jane F. Dasher
Mark T. Finn
Stephen R. Gross
Susan M. Heilbron
Susan B. Kerley
R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: April 25, 2019